                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:
[_]      Preliminary Proxy Statement           [_]  Confidential, For Use of
                                                    the Commission
                                                    Only (as permitted by Rule
                                                    14a-6(e)(2))
[X]      Definitive Proxy Statement
[_]      Definitive Additional Materials
[_]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             WOODROAST SYSTEMS, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]      No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)      Title of each class of securities to which transaction
                  applies:
-------------------------------------------------------------------------------
         (2)      Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------------
         (4)      Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------
         (5)      Total fee paid:
-------------------------------------------------------------------------------
     [_]      Fee paid previously with preliminary materials:
-------------------------------------------------------------------------------
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:
-------------------------------------------------------------------------------
         (2)      Form, Schedule or Registration Statement no.:
-------------------------------------------------------------------------------
         (3)      Filing Party:
-------------------------------------------------------------------------------
         (4)      Date Filed:
-------------------------------------------------------------------------------

                             WOODROAST SYSTEMS, INC.
                        10250 Valley View Road, Suite 145
                       Eden Prairie, Minnesota 55344-3542


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 4, 1998

TO THE SHAREHOLDERS OF WOODROAST SYSTEMS, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Woodroast Systems, Inc., a Minnesota corporation, will be held on Thursday, June 4, 1998, at 10:00 a.m. (Minneapolis time), at the Ramada Plaza Hotel Minneapolis, 12201 Ridgedale Drive, Minnetonka, Minnesota, for the following purposes:

         1.       To elect four directors of the Company for the coming year.

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only holders of record of Woodroast Systems, Inc.'s Common Stock at the close of business on April 14, 1998 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

         Each of you is invited to attend the Annual Meeting in person if possible. Whether or not you plan to attend in person, please mark, date and sign the enclosed proxy, and mail it promptly. A return envelope is enclosed for your convenience.


                                              By Order of the Board of Directors


                                              Mark D. Dacko
                                              Secretary

May 4, 1998



             WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE SIGN THE PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

                             WOODROAST SYSTEMS, INC.
                        10250 Valley View Road, Suite 145
                       Eden Prairie, Minnesota 55344-3542


                                 PROXY STATEMENT


                             SOLICITATION OF PROXIES

         The enclosed proxy is solicited by and on behalf of the Board of Directors of Woodroast Systems, Inc., a Minnesota corporation (the "Company" or "Woodroast"), for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on Thursday, June 4, 1998, at 10:00 a.m. (Minneapolis time), at the Ramada Plaza Hotel Minneapolis, 12201 Ridgedale Drive, Minnetonka, Minnesota, and any adjournment thereof. This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about May 4, 1998. The Company's Annual Report to Shareholders for the fiscal year ended December 28, 1997 is being mailed to shareholders concurrently with the Proxy Statement.

         The expense of the solicitation of proxies for the Annual Meeting, including the cost of mailing, has been or will be borne by the Company. Arrangements will be made with brokerage houses and other custodian nominees and fiduciaries to send proxies and proxy materials to their principals and the Company will reimburse them for their expense in so doing. In addition to solicitation by mail, proxies may be solicited by telephone, telegraph or personally.


                         VOTING AND REVOCATION OF PROXY

         Only holders of record of the Company's Common Stock at the close of business on April 14, 1998, the record date for the Annual Meeting (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were 4,242,397 shares of Common Stock outstanding. Each share of Common Stock entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting. A quorum, consisting of a majority of the outstanding shares of the Common Stock entitled to vote at the Annual Meeting, must be present in person or represented by proxy before action may be taken at the Annual Meeting.

         Each proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated, the proxy will be voted FOR the election of the nominees for the Board of Directors named in this Proxy Statement. While the Board of Directors knows of no other matters to be presented at the Annual Meeting or any adjournment thereof, all proxies returned to the Company will be voted on any such matter in accordance with the judgment of the proxy holders.

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (a) giving written notice of such revocation to the Secretary of the Company, (b) giving another written proxy bearing a later date, or (c) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

         Votes cast by proxy or in person at the Annual Meeting will determine if a quorum is present. If an executed proxy card is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy card is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter.


                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

         The Board of Directors of the Company currently consists of four directors. Each director is elected for a term of one year or until his or her successor is elected. Shareholders will be asked at the Annual Meeting to elect four directors. The Board has nominated the four individuals named below to serve as directors of the Company. Each of the nominees named below is now a director of the Company and collectively they comprise the entire Board. All nominees have indicated a willingness to serve if elected. Unless authority is withheld, all proxies received in response to this solicitation will be voted FOR the election of the nominees named below. If any nominee becomes unable to serve prior to the Annual Meeting, the proxies received in response to this solicitation will be voted for a replacement nominee selected in accordance with the best judgment of the proxy holders named therein.

         The names and ages of the nominees, and their principal occupations and tenure as directors, are set forth below based upon information furnished to the Company by such nominees.



NAME                                     POSITIONS WITH THE COMPANY                      AGE         DIRECTOR SINCE
----                                     --------------------------                      ---         --------------
Sheldon F. Jacobs..................      Chairman of the Board and Chief                  53               1987
                                         Executive Officer

Ralph J. Guarino...................      President, Chief Operating Officer,              51               1997
                                         Chief Financial Officer and Director

Greg R. Barron.....................      Director                                         51               1998

Richard A. Orenstein...............      Director                                         46               1998


         Sheldon F. Jacobs has been the Chief Executive Officer and Chairman of the Board of the Company since its formation in 1987 and was also its President and Chief Financial Officer until 1996. From 1980 to 1987, Mr. Jacobs worked toward the development of the Shelly's Woodroast concept, from engineering and patenting the design of the Woodroast ovens to introducing the Original Woodroast Cooking to existing restaurants and testing consumer response. In 1974, Mr. Jacobs was a co-founder of J.Y.J. Corporation, a liquidation company that was eventually merged into C.O.M.B. Company. He served as its president from 1974 to 1980. In 1980 Mr. Jacobs sold his interest in J.Y.J. Corporation.

         Ralph J. Guarino joined the Company in November 1996 as its President, Chief Operating Officer and Chief Financial Officer and became a director of the Company in May 1997. Mr. Guarino brings over 25 years of restaurant operations experience to the Company. From July 1992 until joining the Company Mr. Guarino served as Senior Vice President, Chief Operating Officer and member of the Board of Directors for The Italian Oven, Inc., a 100-unit chain of full-service, moderately-priced Italian family restaurants based in Latrobe, Pennsylvania. He became President in February 1993. During his four-year tenure at that company, he oversaw The Italian Oven, Inc.'s initial public offering of common stock, the opening of 18 additional company-owned units and 71 franchised units, as well as the sale of over 250 franchises. The Italian Oven, Inc. filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code on October 21, 1996. He served as Senior Vice President, Chief Financial Officer and member of the Board of Directors for Boston Chicken, Inc., a restaurant and prepared food chain based in Boston, Massachusetts, from 1990 until 1992.

         Greg R. Barron became a director of the Company in April 1998. He is the President of G.R. Barron and Company, Inc., St. Paul, Minnesota, a public relations and marketing communications firm which he founded in 1983. Prior to that Mr. Barron was an account supervisor and director of media relations with the public relations firm of Hill and Knowlton. Mr. Barron has also worked as a journalist and radio and television reporter, producer and administrator and has served as a communications consultant to the University of Minnesota.

         Richard A. Orenstein became a director of the Company in February 1998. He is presently a private investor managing his own investments. From 1994 to 1996, Mr. Orenstein was a senior consultant for AmeriData Consulting Inc., St. Paul, Minnesota, a computer hardware and software sales and service company. From 1992 to 1994, Mr. Orenstein was an independent self-employed consultant in the computer industry, providing technological and resource solutions for a wide variety of clients.

         The Company knows of no arrangements or understandings between a director or nominee and any other person pursuant to which he has been selected as a director or nominee. There is no family relationship between any of the nominees, directors or executive officers of the Company.

VOTE REQUIRED

         The affirmative vote of the holders of the greater of (a) a majority of the outstanding shares of Common Stock of the Company present and entitled to vote on the election of directors or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for transaction of business at the meeting, is required for election to the Board of each of the three nominees named above. A shareholder who abstains with respect to the election of directors is considered to be present and entitled to vote on the election of directors at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote, or withholds authority to vote, on the election of directors, shall not be considered present and entitled to vote on the election of directors.

         All shares represented by proxies will be voted FOR the election of the foregoing nominees unless a contrary choice is specified. If any nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies which would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Directors.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE
               SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES
             FOR THE BOARD OF DIRECTORS AS SET FORTH IN PROPOSAL 1.

BOARD COMMITTEES AND ACTIONS

         During fiscal 1997, the Board of Directors met once and took action by written action in lieu of a meeting three times.

         One February 28, 1998, the Board constituted an audit committee and appointed Messrs. Richard Orenstein and Merle Shapiro as members of that committee. Mr. Shapiro resigned from the Board effective April 1, 1998, and Mr. Greg Barron filled the vacancy on the audit committee when he joined the Board effective April 1, 1998. The audit committee reviews the financial affairs of the Company and the annual financial statements relating to the internal and external audit of the Company's books and accounts. There were no committee meetings of the Board in 1997.


                             EXECUTIVE COMPENSATION

         The following table shows, for fiscal years 1997, 1996 and 1995, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to its Chairman of the Board and Chief Executive Officer, and to its President, Chief Operating Officer and Chief Financial Officer.

                           SUMMARY COMPENSATION TABLE



                                                                                                         Long-Term
                                                                                                       Compensation
                                                                                                       ------------
                                                                      Annual Compensation                 Awards
                                                                      -------------------                 ------
                                                                                                       Common Stock
                                                                   Salary             Bonus         Underlying Options
Name and Principal Position                        Year             ($)                ($)                  (#)
---------------------------                       ------           -----              -----                ----
Sheldon F. Jacobs                                 1997           225,000           50,000                      0
Chairman of the Board and                         1996           100,000          100,000                200,000
   Chief Executive Officer                        1995            70,000          108,777                     --

Ralph J. Guarino                                  1997           175,000                0                      0
President, Chief Operating Officer                1996           175,000                0                150,000
   and Chief Financial Officer


                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth the number of individual grants of stock options made during fiscal year 1997 to the executive officers named in the Summary Compensation Table:


                                    Number of Shares       Percent of Total
                                       Underlying           Options Granted         Exercise or
                                         Options            to Employees in         Base Price           Expiration
Name                                   Granted (#)            Fiscal Year          ($/Share) (1)            Date
----                                   -----------           -------------         -------------           -----
Sheldon F. Jacobs.............              0                     --                    --                   --
Ralph J. Guarino..............              0                     --                    --                   --


               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

         The following table summarizes information with respect to options held by the executive officer named in the Summary Compensation Table, and the value of the options held by such person at the end of fiscal 1997. No options were exercised by the executive officers named in the Summary Compensation Table during fiscal 1997.



                                                 Number of Unexercised               Value of Unexercised in-the-
                                                 Options at FY-End (#)               Money Options at FY-End ($)
                                                 ---------------------               ---------------------------
Name                                        Exercisable        Unexercisable        Exercisable       Unexercisable
----                                        -----------        -------------        -----------       -------------
Sheldon F. Jacobs....................         40,000              160,000                0                  0

Ralph J. Guarino.....................         30,000              120,000                0                  0


EMPLOYMENT AGREEMENTS

         Mr. Jacobs received an annual base salary of $225,000 during 1997. As of January 1, 1998, the Company entered into a three-year employment agreement with Mr. Jacobs pursuant to which Mr. Jacobs will continue to serve as the Company's Chief Executive Officer. Under the terms of his employment agreement, Mr. Jacobs may not disclose confidential information concerning the Company and has agreed not to compete with the Company for a period of one year after any termination of employment. The Company may terminate Mr. Jacobs' employment for "good cause," or upon "disability," as defined in the agreement, or int he event of death. Mr. Jacobs may terminate his employment for "good reason" upon 10 days' written notice to the Company. If either Mr. Jacobs terminates his employment for "good reason," as defined in the agreement, or is terminated by the Company without "good cause," Mr. Jacobs is entitled to receive his base salary for one year following such termination. The amount of Mr. Jacobs' base salary may be increased each year by the Board of Directors and Mr. Jacobs also has the opportunity to earn performance-related bonuses, including stock options issued pursuant to the Company's 1994 Stock Plan.

         Mr. Guarino has a five-year employment agreement with the Company dated September 5, 1996. Mr. Guarino received a base salary of $175,000 during fiscal 1997. Mr. Guarino also has the opportunity to earn performance-related bonuses of up to 20% of his base salary. Under the agreement, Mr. Guarino may not disclose confidential information about the Company and has agreed not to compete with the Company for a one-year period after any termination of employment. The Company may terminate Mr. Guarino's employment for "good cause," upon "disability," as defined in the agreement, or in the event of death. Mr. Guarino may terminate his employment upon 30 days' written notice to the Board of Directors or for "good reason," as defined in the agreement. If either Mr. Guarino terminates his employment for "good reason" or is terminated by the Company without "good cause," Mr. Guarino is entitled to receive a lump sum payment of one year's base salary.

         On March 16, 1998, the Company terminated 10-year options to purchase 200,000 shares of Common Stock which were held by Mr. Jacobs. One option, for 100,000 shares, was an incentive stock option and had an exercise price of $5.50 per share. The other option for 100,000 shares was non-qualified and had an exercise price of $5.00 per share. The options vested ratably over five years beginning one year after the May 29, 1996 grant date. Also on March 16, 1998, the Company issued a 10-year nonqualified option to Mr. Jacobs to purchase 400,000 shares of Common Stock at an exercise price of $0.75 a share.
Such option vests ratably over three years.

         On March 16, 1998, the Company terminated 10-year nonqualified options which had been issued to Mr. Guarino on September 5, 1996 to purchase 150,000 shares of Common Stock at an exercise price of $4.375 per share. Such options vested ratably over five years beginning one year after the grant date. Also on March 16, 1998, the Company issued a 10-year nonqualified option to Mr. Guarino to purchase 150,000 shares of Common Stock at an exercise price of $0.75 a share. Such option vests ratably over three years.

DIRECTOR COMPENSATION

         Directors receive no fees for serving as directors. Non-employee directors of the Company are reimbursed for out-of-pocket expenses incurred on behalf of the Company. Each non-employee director of the Company is granted options to purchase 15,000 shares of Common Stock upon his or her election or re-election to the Board. These options are fully vested at the date of grant, have an exercise price equal to the fair market value of the Company's Common Stock at the date of grant, and are exercisable for a period of ten years from the date of grant.

         The following table summarizes options granted to directors of the Company during the 1997 fiscal year.



                                      Number of Shares        Exercise or
                                     Underlying Options        Base Price                             Expiration
Name                                     Granted (#)           ($/Share)         Vesting Date            Date
----                                     -----------           ---------         ------------            ----
Byron L. Frank                             5,000                 $2.75               5/20/97              3/15/98


-----------
(1) Mr. Frank resigned as a director on September 16, 1997 and the expiration date of the options was changed from May 20, 2007 to March 15, 1998.


                              CERTAIN TRANSACTIONS

         On December 12, 1997, Mr. Sheldon F. Jacobs, the Company's Chairman of the Board, Chief Executive Officer and a substantial shareholder of the Company, made an unsecured loan of $250,000 to the Company. The loan bore interest at two percent over prime and was repaid in February 1998. On January 27, 1998, Mr. Jacobs loaned $150,000 to the Company. The loan was unsecured and bore interest at two percent over prime and was repaid in February 1998. On March 24, 1998, Mr. Jacobs made an unsecured loan of $300,000 to the Company. The loan bears interest at eight percent annually and is due on March 24, 1999.

         G.R. Barron and Company, Inc., a public relations and marketing communications firm of which one of the nominees for director, Mr. Greg R. Barron, is the President and sole shareholder, performed public relations services for the Company during fiscal 1997. The Company was billed $163,403 during fiscal 1997 by G.R. Barron and Company, Inc. and owed that firm $68,821 on December 28, 1997.

                         SECURITY OWNERSHIP OF PRINCIPAL
                           SHAREHOLDERS AND MANAGEMENT

         The following table sets forth, as of April 24, 1998, the number of shares of Common Stock beneficially owned by each person known to the Company to be the beneficial owner of more than five percent of the outstanding shares of the Company's common stock, by each executive officer of the Company named in the Summary Compensation Table herein, by each director and director nominee, and by all directors and executive officers as a group.


                                                                  NUMBER OF SHARES
BENEFICIAL OWNER                                                 BENEFICIALLY OWNED                  PERCENT
----------------                                                 ------------------                  -------
Sheldon F. Jacobs ......................................              1,149,999                         27.1
  10250 Valley View Road, Suite 145
  Eden Prairie, MN 55344
Perkins Capital Management, Inc.........................                360,250 (1)                      8.5
Ralph J. Guarino........................................                  2,500                           *
Greg R. Barron........................................                   23,498 (2)                       *
Richard A. Orenstein....................................                 19,500 (3)                       *
All directors and executive officers
  as a group (four persons).............................              1,195,497 (4)                     28.0


-----------------
*        Less than one percent.

(1) Based on the most recent Schedule 13G filed with the Securities and Exchange Commission (the "SEC"). The address of Perkins Capital Management, Inc. is 730 East Lake Street, Wayzata, MN 55397-1769.

(2) Mr. Barron's address is 676 Ashland Avenue #3, St. Paul, MN 55104. The number of shares includes 15,000 shares issuable upon exercise of options exercisable currently or within 60 days of the Record Date.

(3) Mr. Orenstein's address is 3433 Broadway St. NE, Suite 290, Minneapolis, MN 55413. The number of shares includes 15,000 shares issuable upon exercise of options exercisable currently or within 60 days of the Record Date.

(4) Includes 30,000 shares issuable upon exercise of options exercisable within 60 days of the Record Date.

                 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE WITH
              SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         The Company's Common Stock was registered under Section 12(g) of the Securities Exchange Act of 1934 (the "1934 Act") in 1995 and, upon such registration, its directors, executive officers, and persons holding more than 10% of outstanding Common Stock became subject to the requirement to file reports concerning their initial ownership of Common Stock and any subsequent changes in that ownership.

         Other than as specifically disclosed herein, the Company believes that the filing requirements have been satisfied by all directors, executive officers and beneficial owners of more than 10% of the Common Stock. In making this disclosure, the Company has relied solely on written representations of such persons and copies of the reports that they have filed with the Securities and Exchange Commission.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed the firm of Lund Koehler Cox & Company PLLP, independent public accountants, to serve as auditors for the Company for the fiscal year ending December 27, 1998. Lund Koehler Cox & Company PLLP has served as the Company's auditors since 1993. A representative of Lund Koehler Cox & Company PLLP is expected to be present at this year's Annual Meeting of Shareholders and will have an opportunity to make a statement and/or respond to appropriate questions from shareholders.


                            PROPOSALS OF SHAREHOLDERS

         Any shareholder wishing to have a proposal considered for inclusion in the Company's 1999 proxy solicitation materials must set forth such proposal in writing and file it with the Secretary of the Company no later than January 4, 1999.


                                 OTHER BUSINESS

         At the date of this Proxy Statement, management knows of no other business that may properly come before the Annual Meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the proxies received in response to this solicitation in accordance with their best judgment on such matters.

                                             By Order of the Board of Directors


                                             Mark D. Dacko
                                             Secretary

Eden Prairie, Minnesota
May 4, 1998

                            WOODROAST SYSTEMS, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
       FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 4, 1998

         The undersigned, revoking all prior proxies, hereby appoints Sheldon F. Jacobs and Richard A. Orenstein, or either of them, as proxy or proxies, with full power of substitution and revocation, to vote all shares of Common Stock of Woodroast Systems, Inc. of record in the name of the undersigned at the close of business on April 14, 1998, at the Annual Meeting of Shareholders to be held on Thursday, June 4, 1998, or at any adjournment thereof, upon the following matters:

         1.  Election of Directors:
            [ ] FOR all nominees listed below (except as      [ ] WITHHOLD AUTHORITY
                marked to the contrary below)                   to vote for all nominees listed below.

     INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the FOR box and strike a line through the nominee's name in the list below:

          GREG R. BARRON          RALPH J. GUARINO          SHELDON F.
                      JACOBS          RICHARD A. ORENSTEIN

     2. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.

              (Please fill in, date and sign on the reverse side.)

                          (Continued from other side)

         The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the Annual Meeting of Shareholders.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. When properly executed, this proxy will be voted on the proposals set forth herein as directed by the shareholder, but if no direction is made in the space provided, this proxy will be voted FOR the election of all nominees for director.

                                             Dated:       , 1998.
                                                    -----
                                             X
                                              -----------------------------
                                                       Signature

                                             X
                                               ----------------------------
                                                Signature if jointly held

                                             Please sign exactly as name(s)
                                             are shown at left. When
                                             signing as executor,
                                             administrator, trustee, or
                                             guardian, give full title as
                                             such; when shares have been
                                             issued in names of two or more
                                             persons, all should sign.

PLEASE MARK, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.